UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
February 17, 2023
Date of Report (date of earliest event reported)

Fox Factory Holding Corp.
(Exact name of Registrant as Specified in its Charter)

Delaware	001-36040	26-1647258
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
2055 Sugarloaf Circle, Suite 300
Duluth, GA 30097
(Address of Principal Executive Offices) (Zip Code)
(831) 274-6500
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	FOXF	The NASDAQ Stock Market LLC
(NASDAQ Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 Registrant’s Business and Operations
Item 1.01 Entry into a Material Definitive Agreement
On February 17, 2023, Fox Factory, Inc. (the “Purchaser”), a California corporation and a wholly owned subsidiary of Fox Factory Holding Corp., a Delaware corporation (the “Company”), entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with CWH Holdco, LLC, a Delaware limited liability company (“CWH”), CWH Blocker Corp., a Delaware corporation (“Blocker”), Thompson Street Capital Partners V, L.P., a Delaware limited partnership (“TSCP”), and each other member of CWH (the “Holders” and, together with TSCP, the “Sellers”). Pursuant to the Securities Purchase Agreement, the Purchaser will acquire all of the outstanding equity of Blocker and, immediately thereafter, Blocker will acquire all of the outstanding equity interests of CWH, which is the parent company of Custom Wheel House, LLC (the “Transaction”). Custom Wheel House, LLC is known for designing, marketing, and distributing high-performance wheels, performance off-road tires, and accessories including the premier flagship brand Method Race Wheels. The purchase price for the Transaction will be based on an enterprise value of $131.6 million and will be subject to adjustment based on CWH’s cash and debt balances, transaction expenses and working capital. The purchase price will be financed through a combination of cash on hand and borrowings from the Company’s line of credit.
The Securities Purchase Agreement contains customary representations, warranties and covenants. The obligations of the Purchaser, on the one hand, and CWH, Blocker and the Sellers, on the other hand, to consummate the transactions contemplated by the Securities Purchase Agreement are subject to certain conditions, including, but not limited to, (i) subject to certain exceptions, the accuracy of the representations and warranties of the other parties, (ii) the absence of any court order or law enacted by any governmental authority preventing consummation of, and the absence of certain governmental investigations into, the transactions contemplated by the Securities Purchase Agreement and (iii) performance in all material respects by the other party of its covenants. The Purchaser’s obligations to consummate the Transaction is also subject to the condition that no material adverse effect will have occurred with respect to the CWH business prior to closing.
The Securities Purchase Agreement also contains certain rights to terminate the agreement, including the right of either Purchaser or Sellers to terminate the Transaction after March 31, 2023, if the transactions contemplated by the Securities Purchase Agreement have not been consummated by such date, subject to certain exceptions.
The Transaction is expected to close in the first quarter of 2023. However, there can be no assurances that all of the conditions to closing will be satisfied.
The foregoing description of the material terms of the Securities Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Securities Purchase Agreement, which will be filed by the Company with the Company’s Annual Report on Form 10-K for the year ended December 30, 2022.

Section 7 Regulation FD
Item 7.01 Regulation FD Disclosure
On February 21, 2023, the Company issued a press release announcing the Transaction. The foregoing description of the Press Release is qualified in its entirety by reference to the complete text of the Press Release furnished as Exhibit 99.1 hereto, which is hereby incorporated by reference herein.
The information contained in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference to such filing.

Forward Looking Statements
This Current Report on Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements with regard to the expectations related to the Transaction and its expected closing date. Words such as “believes”, “expects”, “anticipates”, “intends”, “projects”, “assuming”, and “future” or similar expressions, are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements, including, but not limited to, the risk that the Transaction may not be completed in a timely manner or at all; risks associated with the Transaction generally, such as the occurrence of any event, change or other circumstances that could give rise to the termination of the Securities Purchase Agreement; and the effect of the announcement or pendency of the Transaction on CWH’s business relationships, performance, and business generally. Certain other factors are enumerated in the risk factor discussion in the Form 10-K filed by the Company with the SEC for the year ended December 31, 2021 and other filings with the SEC. Except as required by law, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
The following exhibit is filed herewith:

Exhibit Number	Description
99.1	Press Release by Fox Factory Holding Corp., dated February 21, 2023
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fox Factory Holding Corp.
Date:	February 21, 2023	By:	/s/ Michael C. Dennison

Michael C. Dennison
Chief Executive Officer